Intangible assets	6 Months Ended
Dec. 31, 2019
Intangible Assets [Abstract]
Intangible assets
Intangible assets

In the six months ended 31 December 2019, an impairment charge of £59 million in respect of the Old Tavern brand in India has been recognised in other operating expenses. Forecast cash flow assumptions were reduced principally due to the general economic downturn in India. A pre-tax discount rate of 13% (2019 - 14%) for India has been used to calculate the net present value of the future cash flows expected to be generated by Old Tavern brand.

Sensitivity to change in key assumptions

Impairment testing for the six months ended 31 December 2019 identified cash-generating units (CGUs) as being sensitive to reasonably possible changes in assumptions.

The table below shows the headroom at 31 December 2019 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

	Carrying value of CGU £ million	Headroom £ million	1ppt increase in discount rate £ million	2ppt decrease in annual growth rate £ million	5ppt decrease in annual growth rate forecast period 2020-2029 £ million
India(i)	4,501	592	(59)	—	(978)
Antiquity brand(ii)	198	36	—	—	(19)
Windsor Premier brand(iii)	607	6	(75)	(167)	—

(i)
As India is a developing market, where maturity is not expected for a number of years, a management forecast growth projection was used until 2029. Reasonably possible changes in the key assumptions that would result in an impairment of the cash-generating unit is considered to be 5ppt decrease in the annual growth rates throughout the forecast period or a 1ppt increase in discount rate. The cumulative effect of such a change is disclosed in the table above.

(ii)
Antiquity brand is disclosed as sensitive as forecast cash flow assumptions were reduced principally due to the general economic downturn in India. The only change in the key assumptions considered reasonably possible that would result in an impairment of the brand would be a 5ppt decrease in the annual growth rates throughout the forecast period. The cumulative effect of such a change is disclosed in the table above.

(iii)
The Windsor Premier brand is disclosed as sensitive due to the challenging whisky market in Korea. Reasonably possible changes in the key assumptions that would result in an impairment of the brand would be a 2ppt decrease in the annual growth rate in perpetuity or a 1ppt increase in discount rate. The cumulative effect of such changes is disclosed in the table above.

It remains possible that changes in assumptions could arise other than those indicated in the table above.

For all intangibles with an indefinite life, other than those disclosed in the table above, management has concluded that no reasonable possible change in the key assumptions on which it has determined the recoverable amounts would cause their carrying values to materially exceed their recoverable amounts.